Exhibit 99.1

PRESS RELEASE
Fidelity National Information Services, Inc. Reports
Second Quarter 2006 Financial Results
Increases Full Year Guidance
     Jacksonville, Fla. — July 25, 2006 — Fidelity National Information Services, Inc. (NYSE:FIS), a leading global provider of technology services to financial institutions, today announced financial results for the second quarter of 2006. Consolidated revenue increased to $1.02 billion, Net earnings increased to $66.0 million and Net earnings per diluted share was $0.34. These results reflect the combination between FIS and Certegy Inc. as of February 1, 2006, the effective date of the merger, in accordance with Generally Accepted Accounting Principles (“GAAP”).
     “FIS generated another quarter of solid operating performance. Year-to-date pro forma revenue growth of 6.2% and EBITDA growth of 10.4% are in line with our original full year expectations,” stated FIS Chairman William P. Foley, II. “With strong sales growth in the first half of the year and the recent launch of our new item processing and BPO operation in Brazil, we are increasing our full year outlook to reflect pro forma revenue growth of 5% to 7% percent, EBITDA growth of 10% to 12% and cash earnings per diluted share of $2.06 to $2.12.”
     FIS’ expected cash earnings per diluted share now includes costs associated with the newly established credit card processing joint venture in Brazil, which the company announced in March 2006. These expenses were previously excluded from the Company’s guidance.
     FIS’ operating results are presented on a GAAP and on an adjusted pro forma basis, which management believes provides more meaningful comparisons between the periods presented. FIS’ pro forma results reflect a January 1, 2005, effective date for the merger between FIS and Certegy, the March 2005 recapitalization and the sale of minority interests by FIS. Additionally, the adjusted pro forma results exclude merger and acquisition and integration expenses. Reconciliations between GAAP and pro forma results are provided in the attachments to this press release, which are posted on the company’s website at http://www.fidelityinfoservices.com.

	2nd Quarter	2nd Quarter
GAAP	2006	2005
Total Revenue	$1,021.9 million	$708.7 million
Net Earnings	$66.0 million	$48.6 million
Net Earnings Per Diluted Share	$0.34	$0.38

	2nd Quarter	2nd Quarter
Pro Forma (see Appendix)	2006	2005	% Chg
Total Revenue	$1,021.9 million	$984.7 million	3.8%
EBITDA	$270.1 million	$251.8 million	7.3%
Pro Forma Net Earnings	$70.3 million	$63.3 million	11.1%
Pro Forma Net Earnings Per Diluted Share	$0.37	$0.33	12.1%
Cash Earnings	$98.9 million	$95.5 million	3.6%
Cash Earnings Per Diluted Share	$0.51	$0.50	2.0%
     The prior year second quarter included contract termination revenue of approximately $22.0 million associated with the acquisition of Riggs Bank by PNC. Excluding this revenue from prior year results, pro forma consolidated revenue in the second quarter of 2006 increased 6.1% and adjusted pro forma EBITDA increased 16.9%.
     FIS presents its financial results in accordance with GAAP. However, in order to provide the investment community with a broader means of evaluating the operating performance of its operations, FIS also reports several non-GAAP measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), net earnings plus depreciation and amortization less capital expenditures (“Free Cash Flow”) and net earnings plus other intangible amortization, net of income tax (“Cash Earnings”). Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings.
Pro Forma Segment Information
     FIS’ Transaction Processing Services generated revenue of $612.1 million, or 2.6% over the prior-year period, driven by 11.2% growth in International and 6.5% growth in Integrated Financial Solutions. EBITDA increased 0.7% to $147.5 million. Excluding the previously mentioned contract termination revenue from the prior year quarter, Transaction Processing Services revenue increased 6.4% and EBITDA increased 17.3%.
     Lender Processing Services revenue increased 5.1% to $408.1 million, driven by a 6.2% increase in the number of mortgage loans processed, strong results within the Default Solutions product line and deeper penetration within the existing customer base. EBITDA increased 1.4% to $141.4 million.
     Additional segment and pro forma information is provided in the following table:

	2nd	2nd
	Quarter	Quarter
Segment Revenues	2006	2005	% Chg.
Transaction Processing Services:
Integrated Financial Solutions	$275.9	$259.0	6.5%
Enterprise Solutions	239.8	257.9	-7.0%
International	99.3	89.3	11.2%
Other	(2.9)	(9.5)	-69.5%
	$612.1	$596.7	2.6%
Lender Processing Services:
Mortgage Processing	$93.1	$89.4	4.2%
Information Outsourcing	316.5	300.2	5.4%
Other	(1.5)	(1.2)	25.0%
	$408.1	$388.4	5.1%

Corporate	$1.7	$(0.3)	—

Total FIS	$1,021.9	$984.7	3.8%
     Pro forma corporate expense for the second quarter of 2006 totaled $24.6 million. The $11.5 million, or 31.9%, decline from the prior-year quarter was primarily attributable to the consolidation of duplicate administrative functions. Pro forma interest expense for the quarter increased $9.4 million to $49.0 million, due primarily to higher interest rates.
Outlook
     Management increased its pro forma earnings outlook for full year 2006 as shown below. This guidance excludes pre-tax merger and acquisition and integration costs and pre-tax expense associated with the accelerated vesting of performance based options in the first quarter of 2006. The guidance now includes expenses associated with the newly established credit card processing joint venture in Brazil, which was announced in March 2006. These expenses were previously excluded from the Company’s guidance.
•	Pro forma revenue growth of 5% to 7%.

•	Pro forma EBITDA growth of 10% to 12%.

•	Pro forma cash earnings per share of $2.06 to $2.12, which includes after-tax purchase amortization of approximately $111 million, or $0.57 per diluted share.

•	Pro forma earnings per diluted share of $1.49 to $1.55.

•	Capital expenditures of approximately $300 million, including anticipated investments in the Brazilian credit card processing joint venture and the newly launched item processing and BPO operation.

•	Free cash flow of approximately $440 million to $490 million, which includes the incremental capital investments in Brazil.

     FIS will host a call with investors and analysts to discuss first quarter results on Wednesday, July 26, 2006, beginning at 8:30 a.m. Eastern daylight time. Those wishing to participate via the webcast should access the call through FIS’ Investor Relations website at http://www.fidelityinfoservices.com. Those wishing to participate via the telephone may do so by calling 800-230-1074 (USA) or 612-288-0318 (International). The webcast replay will be available on FIS’ Investor Relations website. The telephone replay will be available through August 2, 2006, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 835466.
About Fidelity National Information Services, Inc.
     Fidelity National Information Services, Inc. (NYSE:FIS) is a leading provider of core processing for financial institutions; card issuer and transaction processing services; mortgage loan processing and mortgage-related information products; and outsourcing services to financial institutions, retailers, mortgage lenders and real estate professionals. FIS has processing and technology relationships with 35 of the top 50 global banks, including nine of the top ten. Nearly 50 percent of all U.S. residential mortgages are processed using FIS software. Headquartered in Jacksonville, Florida, FIS maintains a strong global presence, serving over 7,800 financial institutions in more than 60 countries worldwide. For more information on Fidelity National Information Services, please visit www.fidelityinfoservices.com.
     FIS is a majority-owned subsidiary of Fidelity National Financial Inc. (NYSE:FNF), number 248 on the Fortune 500 and a provider of outsourced products and services to a variety of industries. More information about FNF can be found at www.fnf.com.
Forward-Looking Statements
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; the risk that the recent merger between Fidelity National Information Services, Inc. and Certegy Inc. may fail to achieve beneficial synergies or that it may take longer than expected to do so; the effects of our substantial leverage, which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries; failures to adapt our services to changes in technology or in the marketplace; adverse changes in the level of real estate activity, which would adversely affect certain of our businesses; our potential inability to find suitable acquisition candidates or difficulties in integrating acquisitions; significant competition that our operating subsidiaries face; and other risks detailed in the “Statement

Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Information Services, Inc.
CONTACT: Mary Waggoner, Senior Vice President, Investor Relations, 904-854-3282, mary.waggoner@fnf.com
###

FIDELITY NATIONAL INFORMATION SERVICES, INC.
AND SUBSIDIARIES AND AFFILIATES
UNAUDITED CONSOLIDATED AND COMBINED RESULTS FOR THE THREE AND SIX MONTHS ENDING JUNE 30, 2006 AND 2005
(In thousands)

	Three months ended June 30,		Six months ended June 30,
	2006	2005	2006	2005
Processing and services revenues	$1,021,946	$708,713	$1,922,882	$1,360,293

Cost of revenues	719,718	453,504	1,342,055	883,579
Selling, general, and administrative expenses	125,866	109,318	271,595	219,874
Research and development costs	23,646	28,303	51,706	52,239

Operating income	152,716	117,588	257,526	204,601

Other income (expense)
Interest income	1,533	274	3,424	3,036
Realized gains and losses	866	85	(1,244)	(3,212)
Interest expense	(49,033)	(36,388)	(92,301)	(49,809)

Total other income (expense)	(46,634)	(36,029)	(90,121)	(49,985)

Earnings before income taxes, equity earnings and minority interest	106,082	81,559	167,405	154,616
Income tax expense	40,629	31,380	64,116	59,434
Equity in earnings of unconsolidated entities	(259)	(1,006)	(2,092)	(2,244)
Minority interest	(317)	2,609	(6)	4,254

Net earnings	$66,029	$48,576	$105,387	$93,172

Net earnings per share-basic	$0.34	$0.38	$0.58	$0.73

Weighted average shares outstanding-basic	192,224	127,920	181,168	127,920

Net earnings per share-diluted	$0.34	$0.38	$0.57	$0.73

Weighted average shares outstanding-diluted	195,374	127,920	184,242	127,920

Appendix A- Historical Detail and Reconciliation of Non-GAAP Measures

NOTE:	The Adjustments Column represents pro forma adjustments relating to the merger transaction between CEY and FIS, the recapitalization transaction at FIS in March 2005, and the purchase of the remaining minority interest in Kordoba in September 2005 to reflect such transactions as if they occurred January 1, 2005
EBITDA Detail

2006 Q2	FIS
Net Earnings	$66,029
+ Interest Expense	49,033
+ Minority Interest	(317)
+ Income Taxes	40,629
+ Depreciation/Amort	110,374
- Interest Income	(1,533)
- Equity in (Earnings) Loss of Unconsolidated Entites, net of tax	(259)
- Other (Income) Expense	(866)
EBITDA	$263,090

2005 Q2	FIS	CEY	ADJ	Pro Forma
Net Earnings	$48,576	$25,391	$(10,674)	$63,293
+ Interest Expense	36,388	3,250	—	39,638
+ Minority Interest	2,609	—	(988)	1,621
+ Income Taxes	31,380	15,312	(6,907)	39,785
+ Depreciation/Amort	75,363	12,884	21,133	109,380
- Interest Income	(274)	—	—	(274)
- Equity in (Earnings) Loss of Non-Consolidated Entites, net of tax	(1,006)	—	—	(1,006)
- Other (Income) Expense	(85)	(576)	—	(661)
EBITDA	$192,951	$56,261	$2,564	$251,776

EBITDA Margin

2006 Q2	FIS
EBITDA	$263,090
Revenue	$1,021,946
EBITDA Margin	25.7%

2005 Q2	FIS	CEY	ADJ	Pro Forma
EBITDA	$192,951	$56,261	$2,564	$251,776
Revenue	$708,713	$276,023	$—	$984,736
EBITDA Margin	27.2%	20.4%		25.6%

EBIT Detail

2006 Q2	FIS
Net Earnings	$66,029
+ Interest Expense	49,033
+ Minority Interest	(317)
+ Income Taxes	40,629
- Interest Income	(1,533)
- Equity in (Earnings) Loss of Unconsolidated Entites, net of tax	(259)
- Other (Income) Expense	(866)
EBIT	$152,716

2005 Q2	FIS	CEY	ADJ	Pro Forma
Net Earnings	$48,576	$25,391	$(10,674)	$63,293
+ Interest Expense	36,388	3,250	—	39,638
+ Minority Interest	2,609	—	(988)	1,621
+ Income Taxes	31,380	15,312	(6,907)	39,785
- Interest Income	(274)	—	—	(274)
- Equity in (Earnings) Loss of Non-Consolidated Entites, net of tax	(1,006)	—	—	(1,006)
- Other (Income) Expense	(85)	(576)	—	(661)
EBIT	$117,588	$43,377	$(18,569)	$142,396

EBIT Margin

2006 Q2	FIS
EBIT	$152,716
Revenue	$1,021,946
EBIT Margin	14.9%

2005 Q2	FIS	CEY	ADJ	Pro Forma
EBIT	$117,588	$43,377	$(18,569)	$142,396
Revenue	$708,713	$276,023	$—	$984,736
EBIT Margin	16.6%	15.7%		14.5%

Adjusted Diluted EPS

2006 Q2	FIS
Net Earnings	$66,029
Adjusted EPS	$0.34
Diluted Shares Outstanding	195,374

2005 Q2	FIS	CEY	ADJ	Pro Forma
Net Earnings	$48,576	$25,391	$(10,674)	$63,293
Adjusted EPS	$0.38			$0.33
Diluted Shares Outstanding	127,920			190,949

Cash Earnings

2006 Q2	FIS
Net Earnings	$66,029
+ Tax Adjusted Purchase Price Amortization	28,597
Cash Earnings	$94,626
Diluted Cash EPS	$0.48
Diluted Shares Outstanding	195,374

2005 Q2	FIS	CEY	ADJ	Pro Forma
Net Earnings	$48,576	$25,391	$(10,674)	$63,293
+ Tax Adjusted Purchase Price Amortization	20,946	680	10,606	32,232
Cash Earnings	$69,522	$26,071	$(68)	$95,525
Diluted Cash EPS	$0.54			$0.50
Diluted Shares Outstanding	127,920	—	—	190,949

Free Cash Flow

2006 Q2	FIS
Net Earnings	$66,029
+ Depreciation/Amort	110,374
- Capital Expenditures	(80,156)
Free Cash Flow	$96,247

2005 Q2	FIS	CEY	ADJ	Pro Forma
Net Earnings	$48,576	$25,391	$(10,674)	$63,293
+ Depreciation/Amort	75,363	12,884	21,133	109,380
- Capital Expenditures	(63,883)	(16,082)	—	(79,965)
Free Cash Flow	$60,056	$22,193	$10,459	$92,708

2006 Q2
Stock Compensation	$4,829

2005 Q2
Stock Compensation	$7,125	$3,050	$(3,050)	$7,125

Continued on the following page

Financial Measures Excluding Selected Items

EBITDA	$263,090
M&A and Integration costs	6,978

EBITDA, excluding selected items	$270,068

Net Earnings	$66,029
M&A and Integration Costs, net of tax	4,305

Net Earnings, excluding selected items	$70,334

Net Earnings per diluted share	$0.34
M&A and Integration costs per share	0.03

Net Earnings per diluted share, excluding selected items	$0.37

Net Earnings, excluding selected items	$70,334
+ Tax Adjusted Purchase Price Amortization	28,597

Cash Earnings, excluding selected items	$98,931

Net Earnings per diluted share, excluding selected items	$0.37
+ Tax Adjusted Purchase Price Amortization-per share	0.14

Cash Earnings per diluted share, excluding selected items	$0.51

Net Earnings, excluding selected items	$70,334
+ Depreciation/Amort	$110,374
- Capital Expenditures	(80,156)

Free Cash Flow, excluding selected items	$100,552

Appendix A- Historical Detail and Reconciliation of Non-GAAP Measures

NOTE:	The Adjustments Column represents pro forma adjustments relating to the merger transaction between CEY and FIS, the recapitalization transaction at FIS in March 2005, and the purchase of the remaining minority interest in Kordoba in September 2005 to reflect such transactions as if they occurred January 1, 2005
EBITDA Detail

2006 Six Months	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$105,387	$(42,523)	(3,708)	$59,156
+ Interest Expense	92,301	1,081	—	93,382
+ Minority Interest	(6)	—	—	(6)
+ Income Taxes	64,116	(26,396)	(2,626)	35,094
+ Depreciation/Amort	207,169	4,274	6,856	218,299
- Interest Income	(3,424)	—	—	(3,424)
- Equity in (Earnings) Loss of Unconsolidated Entites, net of tax	(2,092)	—		(2,092)
- Other (Income) Expense	1,244	123		1,367
EBITDA	$464,695	$(63,441)	$522	$401,776

2005 Six Months	FIS	CEY	ADJ	Pro Forma
Net Earnings	$93,172	$46,546	$(35,339)	$104,379
+ Interest Expense	49,809	6,555	21,031	77,395
+ Minority Interest	4,254	—	(1,628)	2,626
+ Income Taxes	59,434	28,069	(21,899)	65,604
+ Depreciation/Amort	151,103	25,413	42,266	218,782
- Interest Income	(3,036)	—	—	(3,036)
- Equity in (Earnings) Loss of Non-Consolidated Entites, net of tax	(2,244)	—	—	(2,244)
- Other (Income) Expense	3,212	(741)	—	2,471
EBITDA	$355,704	$105,842	$4,431	$465,977

EBITDA Margin

2006 Six Months	FIS	CEY-Jan	ADJ	Pro Forma
EBITDA	$464,695	$(63,441)	$522	$401,776
Revenue	$1,922,882	$92,915	$—	$2,015,797
EBITDA Margin	24.2%	-68.3%		19.9%

2005 Six Months	FIS	CEY	ADJ	Pro Forma
EBITDA	$355,704	$105,842	$4,431	$465,977
Revenue	$1,360,293	$538,481	$—	$1,898,774
EBITDA Margin	26.1%	19.7%		24.5%

EBIT Detail

2006 Six Months	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$105,387	$(42,523)	$(3,708)	$59,156
+ Interest Expense	92,301	1,081	—	93,382
+ Minority Interest	(6)	—	—	(6)
+ Income Taxes	64,116	(26,396)	(2,626)	35,094
- Interest Income	(3,424)	—	—	(3,424)
- Equity in (Earnings) Loss of Unconsolidated Entites, net of tax	(2,092)	—	—	(2,092)
- Other (Income) Expense	1,244	123	—	1,367
EBIT	$257,526	$(67,715)	$(6,334)	$183,477

2005 Six Months	FIS	CEY	ADJ	Pro Forma
Net Earnings	$93,172	$46,546	$(35,339)	$104,379
+ Interest Expense	49,809	6,555	21,031	77,395
+ Minority Interest	4,254	—	(1,628)	2,626
+ Income Taxes	59,434	28,069	(21,899)	65,604
- Interest Income	(3,036)	—	—	(3,036)
- Equity in (Earnings) Loss of Non-Consolidated Entites, net of tax	(2,244)	—	—	(2,244)
- Other (Income) Expense	3,212	(741)	—	2,471
EBIT	$204,601	$80,429	$(37,835)	$247,195

EBIT Margin

2006 Six Months	FIS	CEY-Jan	ADJ	Pro Forma
EBIT	$257,526	$(67,715)	$(6,334)	$183,477
Revenue	$1,922,882	$92,915	$—	$2,015,797
EBIT Margin	13.4%	-72.9%		9.1%

2005 Six Months	FIS	CEY	ADJ	Pro Forma
EBIT	$204,601	$80,429	$(37,835)	$247,195
Revenue	$1,360,293	$538,481	$—	$1,898,774
EBIT Margin	15.0%	14.9%		13.0%

Adjusted Diluted EPS

2006 Six Months	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$105,387	$(42,523)	$(3,708)	$59,156
Adjusted EPS	$0.57			$0.30
Diluted Shares Outstanding	184,242			195,244

2005 Six Months	FIS	CEY	ADJ	Pro Forma
Net Earnings	$93,172	$46,546	$(35,339)	$104,379
Adjusted EPS	$0.73			$0.55
Diluted Shares Outstanding	127,920			190,864

Cash Earnings

2006 Six Months	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$105,387	$(42,523)	$(3,708)	$59,156
+ Tax Adjusted Purchase Price Amortization	53,117	233	3,524	56,874
Cash Earnings	$158,504	$(42,290)	$(184)	$116,030
Diluted Cash EPS	$0.86			$0.59
Diluted Shares Outstanding	184,242			195,244

2005 Six Months	FIS	CEY	ADJ	Pro Forma
Net Earnings	$93,172	$46,546	$(35,339)	$104,379
+ Tax Adjusted Purchase Price Amortization	42,916	1,361	21,213	65,490
Cash Earnings	$136,088	$47,907	$(14,127)	$169,869
Diluted Cash EPS	$1.06			$0.89
Diluted Shares Outstanding	127,920	—	—	190,864

Free Cash Flow

2006 Six Months	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$105,387	$(42,523)	$(3,708)	$59,156
+ Depreciation/Amort	207,169	4,274	6,856	218,299
- Capital Expenditures	(149,420)	(5,200)	—	(154,620)
Free Cash Flow	$163,136	$(43,449)	$3,148	$122,835

2005 Six Months	FIS	CEY	ADJ	Pro Forma
Net Earnings	$93,172	$46,546	$(35,339)	$104,379
+ Depreciation/Amort	151,103	25,413	42,266	218,782
- Capital Expenditures	(105,895)	(28,119)	—	(134,014)
Free Cash Flow	$138,380	$43,840	$6,927	$189,147

2006 Six Months
Stock Compensation	$32,787	$552	$(552)	$32,787

2005 Six Months
Stock Compensation	$11,501	$6,300	$(6,300)	$11,501

Continued on the following page

Pro Forma Measures Excluding Selected Items

Pro Forma EBITDA	$401,776
M&A and Integration costs	88,729
Performance Based Stock Option Costs	24,130

Pro Forma EBITDA, excluding selected items	$514,635

Pro Forma Net Earnings	59,156
M&A and Integration Costs, net of tax	54,914
Performance Based Stock Option Costs, net of tax	14,888

Pro Forma Net Earnings, excluding selected items	$128,958

Weighted Average Shares	184,242
Adjustment as if transaction took place 1/1/2005	11,002

Pro Forma Weighted Average Shares	195,244

Pro Forma Net Earnings per diluted share	$0.30
M&A and Integration costs per share	0.28
Performance Based Stock Option Costs per share	0.08

Pro Forma Net Earnings per diluted share, excluding selected items	$0.66

Net Earnings, excluding selected items	128,958
+ Tax Adjusted Purchase Price Amortization	56,874

Cash Earnings, excluding selected items	185,832

Net Earnings per diluted share, excluding selected items	0.66
+ Tax Adjusted Purchase Price Amortization-per share	0.29

Cash Earnings per diluted share, excluding selected items	$0.95

Net Earnings, excluding selected items	$128,958
+ Depreciation/Amort	218,299
- Capital Expenditures	(154,620)

Free Cash Flow, excluding selected items	$192,637

Appendix B
Unaudited Pro Forma Combined Statement of Continuing Operations
for the Six Months Ended June 30, 2006
(In thousands Except Per Share Data)

						Tax Adjusted
			Pro Forma			Purchase Price	Cash
	Certegy-Jan	FIS	Adjustments	Note	Pro Forma	Amortization	Earnings
Total revenue	$92,915	$1,922,882			$2,015,797
Total cost of revenue	73,218	1,342,055	6,856	(1)	1,422,129

Gross profit (loss)	19,697	580,827	(6,856)		593,668
General and administrative	7,645	271,595	(522)	(2)	278,718
Research and development costs	—	51,706			51,706
Merger and Acquisition costs	79,767	—			79,767

Income (loss) from operations	(67,715)	257,526	(6,334)		183,477
Interest income (expense) and other	(1,204)	(90,121)	—		(91,325)

Income from continuing operations before tax and min. int	(68,919)	167,405	(6,334)		92,152
Provision for income tax	(26,396)	64,116	(2,626)	(4)	35,094

Income from continuing operations	(42,523)	103,289	(3,708)		57,058
Equity in earnings (loss) of unconsolidated entities, net	—	2,092	—		2,092
Minority interests in earnings, net of tax	—	6	—		6

Net income	$(42,523)	$105,387	$(3,708)		$59,156	$56,874	$116,030

Net income per share-basic	$(0.68)	$0.58			$0.31		$0.60

Pro forma Weighted average shares-basic	62,326	181,168			192,017		192,017

Net income per share-diluted	$(0.67)	$0.57			$0.30		$0.59

Pro forma Weighted average shares-diluted	63,796	184,242			195,244		195,244

Pro Forma Net Earnings					$59,156
Merger and Acquisition Costs, net of tax					54,914
Performance Based Stock Option Costs, net of tax					14,888

Pro Forma Net Earnings, excluding selected items					$128,958

Appendix B
Unaudited Pro Forma Combined Statement of Continuing Operations
for the Quarter Ended March 31, 2005
(In thousands Except Per Share Data)

											Tax Adjusted
			Pro Forma			Recapitalization		2005 FIS		Pro Forma,	Purchase Price
	Certegy	FIS	Adjustments	Note	Pro Forma	Adjustments		Acquisitions	Note	as adjusted	Amortization	Cash Earnings
Total revenue	$262,458	$651,580			$914,038					$914,038
Total cost of revenue	190,292	430,075	20,569	(1)	640,678			564	(6)	641,242
			(258)	(2)

Gross profit (loss)	72,166	221,505	(20,311)		273,360	—		(564)		272,796
General and administrative	34,814	110,556	(1,309)	(2)	144,061					144,061
Research and development costs	—	23,936			23,936			—		23,936
Merger and Acquisition costs	300	—	(300)	(3)	—			—		—

Income (loss) from operations	37,052	87,013	(18,702)		105,363	—		(564)		104,799
Interest income (expense) and other	(3,140)	(13,956)	—		(17,096)	(21,031)	(5)			(38,127)

Income from continuing operations before tax and min. int	33,912	73,057	(18,702)		88,267	(21,031)		(564)		66,672
Provision for income tax	12,757	28,054	(6,958)	(4)	33,853	(7,824)		(210)		25,819

Income from continuing operations	21,155	45,003	(11,744)		54,414	(13,207)		(354)		40,853
Equity in earnings (loss) of unconsolidated entities, net	—	1,238	—		1,238	—		—		1,238
Minority interests in earnings, net of tax	—	(1,645)	—		(1,645)			640		(1,005)

Net income	$21,155	$44,596	$(11,744)		$54,007	$(13,207)		$286		$41,086	$33,258	$74,344

Net income per share-basic	$0.34	$0.35			$0.28					$0.22		$0.39

Pro forma Weighted average shares-basic	61,794	127,920			189,714					189,714		189,714

Net income per share-diluted	$0.34	$0.35			$0.28					$0.22		$0.39

Pro forma Weighted average shares-diluted	62,859	127,920			190,779					190,779		190,779

for the Quarter Ended June 30, 2005
(In thousands Except Per Share Data)

										Tax Adjusted
			Pro Forma			Recapitalization	2005 FIS		Pro Forma,	Purchase Price
	Certegy	FIS	adjustments	Note	Pro Forma	Adjustments	Acquisitions	Note	as adjusted	Amortization	Cash Earnings
Total revenue	$276,023	$708,713	$—		$984,736	$—			$984,736
Total cost of revenue	196,466	453,504	20,570	(1)	670,278	—	563	(6)	670,841
	—	—	(262)	(2)

Gross profit (loss)	79,557	255,209	(20,308)		314,458	—	(563)		313,895
General and administrative	35,188	109,318	(1,310)	(2)	143,196	—			143,196
Research and development costs	—	28,303			28,303		—		28,303
Merger and Acquisition Costs	992	—	(992)	(3)	—	—	—		—

Income (loss) from operations	43,377	117,588	(18,006)		142,959	—	(563)		142,396
Interest income (expense) and other	(2,674)	(36,029)	—		(38,703)	—			(38,703)

Income from continuing operations before tax and min. int	40,703	81,559	(18,006)		104,256	—	(563)		103,693
Provision for income tax	15,312	31,380	(6,698)	(4)	39,994	—	(209)		39,785

Income from continuing operations	25,391	50,179	(11,308)		64,262	—	(354)		63,908
Equity in earnings (loss) of unconsolidated entities, net	—	1,006	—		1,006	—	—		1,006
Minority interests in earnings, net of tax	—	(2,609)	—		(2,609)	—	988		(1,621)

Net income	$25,391	$48,576	$(11,308)		$62,659	$—	$634		$63,293	$32,232	$95,525

Net income per share-basic	$0.41	$0.38			$0.33				$0.33		$0.50

Pro forma Weighted average shares-basic	61,899	127,920			189,819				189,819		189,819

Net income per share-diluted	$0.40	$0.38			$0.33				$0.33		$0.50

Pro forma Weighted average shares-diluted	63,029	127,920			190,949				190,949		190,949

Appendix B
Unaudited Pro Forma Combined Statement of Continuing Operations
for the Quarter Ended September 30, 2005
(In thousands Except Per Share Data)

										Tax Adjusted
			Pro Forma			Recapitalization	2005 FIS		Pro Forma,	Purchase Price
	Certegy	FIS	adjustments	Note	Pro Forma	Adjustments	Acquisitions	Note	as adjusted	Amortization	Cash Earnings
Total revenue	$282,774	$698,109	$—		$980,883	$—			$980,883
Total cost of revenue	201,997	447,794	20,570	(1)	670,099	—	563	(6)	670,662
	—	—	(262)	(2)

Gross profit (loss)	80,777	250,315	(20,308)		310,784	—	(563)		310,221
General and administrative	30,749	93,047	(1,310)	(2)	122,486	—			122,486
Research and development costs	—	33,545			33,545		—		33,545
Merger and Acquisition Costs	7,010	—	(7,010)	(3)	—	—	—		—

Income (loss) from operations	43,018	123,723	(11,988)		154,753	—	(563)		154,190
Interest income (expense) and other	(2,451)	(34,937)	—		(37,388)	—			(37,388)

Income from continuing operations before tax and min. int	40,567	88,786	(11,988)		117,365	—	(563)		116,802
Provision for income tax	17,900	31,112	(4,460)	(4)	44,552	—	(209)		44,343

Income from continuing operations	22,667	57,674	(7,528)		72,813	—	(354)		72,459
Equity in earnings (loss) of unconsolidated entities, net	—	2,135	—		2,135	—	—		2,135
Minority interests in earnings, net of tax	—	(1,917)	—		(1,917)	—	740		(1,177)

Net income	$22,667	$57,892	$(7,528)		$73,031	$—	$386		$73,417	$29,227	$102,644

Net income per share-basic	$0.37	$0.45			$0.38				$0.39		$0.54

Pro forma Weighted average shares-basic	62,017	127,920			189,937				189,937		189,937

Net income per share-diluted	$0.36	$0.45			$0.38				$0.38		$0.54

Pro forma Weighted average shares-diluted	63,313	127,920			191,233				191,233		191,233

for the Quarter Ended December 31, 2005
(In thousands Except Per Share Data)

										Tax Adjusted
			Pro Forma			Recapitalization	2005 FIS		Pro Forma,	Purchase Price
	Certegy	FIS	adjustments	Note	Pro Forma	Adjustments	Acquisitions	Note	as adjusted	Amortization	Cash Earnings
Total revenue	$295,886	$707,683	$—		$1,003,569	$—			$1,003,569
Total cost of revenue	202,826	461,912	20,570	(1)	685,046	—			685,046
	—	—	(262)	(2)

Gross profit (loss)	93,060	245,771	(20,308)		318,523	—	—		318,523
General and administrative	28,692	109,702	(1,310)	(2)	137,084	—			137,084
Research and development costs	—	27,714			27,714		—		27,714
Merger and Acquisition Costs	2,860	—	(2,860)	(3)	—	—	—		—

Income (loss) from operations	61,508	108,355	(16,138)		153,725	—	—		153,725
Interest income (expense) and other	(2,132)	(39,701)	—		(41,833)	—			(41,833)

Income from continuing operations before tax and min. int	59,376	68,654	(16,138)		111,892	—	—		111,892
Provision for income tax	22,958	25,539	(6,003)	(4)	42,494	—	—		42,494

Income from continuing operations	36,418	43,115	(10,135)		69,398	—	—		69,398
Equity in earnings (loss) of unconsolidated entities, net	(117)	650	—		533	—	—		533
Minority interests in earnings, net of tax	—	1,721	—		1,721	—	—		1,721

Net income	$36,301	$45,486	$(10,135)		$71,652	$—	$—		$71,652	$29,162	$100,814

Net income per share-basic	$0.58	$0.36			$0.38				$0.38		$0.53

Pro forma Weighted average shares-basic	62,326	127,920			190,246				190,246		190,246

Net income per share-diluted	$0.57	$0.35			$0.37				$0.37		$0.52

Pro forma Weighted average shares-diluted	63,796	129,657			193,453				193,453		193,453

Appendix B
Notes to Unaudited Pro Forma Combined Statements of Continuing Operations for the four quarters of the year ended December 31, 2005 and the six months ended June 30, 2006
These combined statements of continuing operations include the historical statements of continuing operations of Certegy and FIS, the recapitalization and purchase of the minority interest from Kordoba as though those transactions had occurred on January 1, 2005, adjusted for items related to the transaction as described below:
(1)	Reflects the increase in amortization expense as a result of allocating an assumed portion of the merger consideration to intangible assets of Certegy, namely customer relationship intangibles and acquired software, and amortizing such intangibles over their estimated useful lives commencing as of the assumed acquisition date, offset by the amortization expense for such intangibles actually recorded by Certegy during the respective periods. Customer relationships are being amortized over 10 years on an accelerated method. Acquired computer software is being amortized over its estimated useful life of up to 10 years on an accelerated method. The acquired trademarks are considered to have indefinite useful lives and, therefore, are not reflected in these adjustments. The increase in amortization expense is $111.7 million offset by historical amortization of $29.4 million, or $82.3 million for the year ended December 31, 2005 and is allocated straight-line over the four quarters as presented.
(2)	Under the merger agreement, all Certegy stock options and restricted stock and restricted stock units will vest upon the closing of the merger. Accordingly, this adjustment reflects the elimination of historical stock compensation expense relating to the vesting of Certegy options in 2005, because such expense will be reflected at the time of closing of the merger. This adjustment amounts to a reduction in cost of revenues of $1.0 million and in selling, general and administrative costs of $11.2 million for the year ended December 31, 2005 and is allocated straight line over the four quarters presented. Also, at closing, Certegy will grant approximately (1) 1.1 million options, which based on current assumptions, would have a fair value under SFAS No. 123R of approximately $11 per option, vesting over four years, and (2) 750,000 options, which based on current assumptions would have a fair value under SFAS No. 123R of approximately $12 per option, vesting over three years. The pro forma adjustment to increase stock compensation expense for these option grants is $5.9 million in 2005, all of which is reflected in selling, general and administrative costs and allocated straight line over the four quarters presented.
(3)	Reflects the removal of merger and acquisition costs that were recognized as expense by Certegy in 2005.
(4)	Reflects the tax benefit relating to the pro forma adjustments at the FIS tax rate of approximately 37.2% for the year ended December 31, 2005.
(5)	Reflects an increase in interest expense for the year ended December 31, 2005 of $21.0 million, as if the recapitalization completed on March 9, 2005 was completed on January 1, 2005.
(6)	This column represents the adjustments to purchase amortization and minority interest expense relating to the September 30, 2005 acquisition of the remaining 25.1% interest in Kordoba that FIS did not already own as if that acquisition occurred on January 1, 2005.

Appendix C
Unaudited Pro Forma and Historical Segment Information
for the Quarters Ended March 31 and June 30, 2006 and March 31, June 30, September 30 and December 31, 2005
(In thousands Except Per Share Data)

2006 - Quarter 1	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate and		Processing	Processing	Corporate and
	Services	Services	Other	Total	Services	Services	Other	Total

Processing and services revenue	592,511	400,500	840	993,851	501,548	400,500	(1,112)	900,936
Cost of revenues	467,890	234,521	—	702,411	387,816	234,521	—	622,337

Gross profit	124,621	165,979	840	291,440	113,732	165,979	(1,112)	278,599
Selling, general and admin costs	43,926	59,063	129,630	232,619	39,516	59,063	47,150	145,729
Research development costs	19,077	8,983	—	28,060	19,077	8,983	—	28,060

Operating income	61,618	97,933	(128,790)	30,761	55,139	97,933	(48,262)	104,810
Depreciation and amortization	70,634	36,120	1,171	107,925	59,594	36,120	1,081	96,795

EBITDA	132,252	134,053	(127,619)	138,686	114,733	134,053	(47,181)	201,605

ProForma EBITDA	132,252	134,053	(127,619)	138,686
Merger and Acquisition costs	753	170	80,828	81,751
Acceleration of performance-based shares	—	—	24,130	24,130

ProForma EBITDA, excluding selected items	133,005	134,223	(22,661)	244,567

2006- Quarter 2	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate and		Processing	Processing	Corporate and
	Services	Services	Other	Total	Services	Services	Other	Total

Processing and services revenue	612,076	408,081	1,789	1,021,946	612,076	408,081	1,789	1,021,946
Cost of revenues	474,648	245,070	—	719,718	474,648	245,070	—	719,718

Gross profit	137,428	163,011	1,789	302,228	137,428	163,011	1,789	302,228
Selling, general and admin costs	51,089	50,173	24,604	125,866	51,089	50,173	24,605	125,867
Research development costs	15,268	8,378	—	23,646	15,268	8,378	—	23,646

Operating income	71,071	104,460	(22,815)	152,716	71,071	104,460	(22,816)	152,715
Depreciation and amortization	72,906	35,104	2,364	110,374	72,906	35,104	2,364	110,374

EBITDA	143,977	139,564	(20,451)	263,090	143,977	139,564	(20,452)	263,089

ProForma EBITDA	143,977	139,564	(20,451)	263,090
Merger and Acquisition costs	3,530	1,842	1,606	6,978
Acceleration of performance-based shares	—	—	—	—

ProForma EBITDA, excluding selected items	147,507	141,406	(18,845)	270,068

2006- Year to Date	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate and		Processing	Processing	Corporate and
	Services	Services	Other	Total	Services	Services	Other	Total

Processing and services revenue	1,204,587	808,581	2,629	2,015,797	1,113,624	808,581	677	1,922,882
Cost of revenues	942,538	479,591	—	1,422,129	862,464	479,591	—	1,342,055

Gross profit	262,049	328,990	2,629	593,668	251,160	328,990	677	580,827
Selling, general and admin costs	95,015	109,236	154,234	358,485	90,605	109,236	71,755	271,596
Research development costs	34,345	17,361	—	51,706	34,345	17,361	—	51,706

Operating income	132,689	202,393	(151,605)	183,477	126,210	202,393	(71,078)	257,525
Depreciation and amortization	143,540	71,224	3,535	218,299	132,500	71,224	3,445	207,169

EBITDA	276,229	273,617	(148,070)	401,776	258,710	273,617	(67,633)	464,694

ProForma EBITDA	276,229	273,617	(148,070)	401,776
Merger and Acquisition costs	4,283	2,012	82,434	88,729
Acceleration of performance-based shares	—	—	24,130	24,130

ProForma EBITDA, excluding selected items	280,512	275,629	(41,506)	514,635

2005 - Quarter 1	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate and		Processing	Processing	Corporate and
	Services	Services	Other	Total	Services	Services	Other	Total

Processing and services revenue	560,284	354,867	(1,113)	914,038	297,826	354,867	(1,113)	651,580
Cost of revenues	437,462	203,780	—	641,242	226,295	203,780	—	430,075

Gross profit	122,822	151,087	(1,113)	272,796	71,531	151,087	(1,113)	221,505
Selling, general and admin costs	52,334	62,821	28,906	144,061	28,506	62,821	19,229	110,556
Research development costs	19,461	4,475	—	23,936	19,461	4,475	—	23,936

Operating income	51,027	83,791	(30,019)	104,799	23,564	83,791	(20,342)	87,013
Depreciation and amortization	70,375	38,502	525	109,402	37,039	38,502	199	75,740

EBITDA	121,402	122,293	(29,494)	214,201	60,603	122,293	(20,143)	162,753

2005 - Quarter 2	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate and		Processing	Processing	Corporate and
	Services	Services	Other	Total	Services	Services	Other	Total

Processing and services revenue	596,696	388,390	(350)	984,736	320,673	388,390	(350)	708,713
Cost of revenues	446,143	224,698	—	670,841	228,806	224,698	—	453,504

Gross profit	150,553	163,692	(350)	313,895	91,867	163,692	(350)	255,209
Selling, general and admin costs	53,969	53,079	36,148	143,196	29,198	53,079	27,041	109,318
Research development costs	20,775	7,528	—	28,303	20,775	7,528	—	28,303

Operating income	75,809	103,085	(36,498)	142,396	41,894	103,085	(27,391)	117,588
Depreciation and amortization	70,635	36,399	2,346	109,380	36,929	36,399	2,035	75,363

EBITDA	146,444	139,484	(34,152)	251,776	78,823	139,484	(25,356)	192,951

2005 - Year to Date	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate and		Processing	Processing	Corporate and
	Services	Services	Other	Total	Services	Services	Other	Total

Processing and services revenue	1,156,980	743,257	(1,463)	1,898,774	618,499	743,257	(1,463)	1,360,293
Cost of revenues	883,605	428,478	—	1,312,083	455,101	428,478	—	883,579

Gross profit	273,375	314,779	(1,463)	586,691	163,398	314,779	(1,463)	476,714
Selling, general and admin costs	106,303	115,900	65,054	287,257	57,704	115,900	46,270	219,874
Research development costs	40,236	12,003	—	52,239	40,236	12,003	—	52,239

Operating income	126,836	186,876	(66,517)	247,195	65,458	186,876	(47,733)	204,601
Depreciation and amortization	141,010	74,901	2,871	218,782	73,968	74,901	2,234	151,103

EBITDA	267,846	261,777	(63,646)	465,977	139,426	261,777	(45,499)	355,704

2005 - Quarter 3	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate and		Processing	Processing	Corporate and
	Services	Services	Other	Total	Services	Services	Other	Total

Processing and services revenue	570,015	413,591	(2,723)	980,883	287,241	413,591	(2,723)	698,109
Cost of revenues	439,483	231,179	—	670,662	216,615	231,179	—	447,794

Gross profit	130,532	182,412	(2,723)	310,221	70,626	182,412	(2,723)	250,315
Selling, general and admin costs	35,315	55,693	31,478	122,486	13,312	55,693	24,042	93,047
Research development costs	26,294	7,251	—	33,545	26,294	7,251	—	33,545

Operating income	68,923	119,468	(34,201)	154,190	31,020	119,468	(26,765)	123,723
Depreciation and amortization	68,145	34,334	2,376	104,855	34,360	34,334	2,089	70,783

EBITDA	137,068	153,802	(31,825)	259,045	65,380	153,802	(24,676)	194,506

2005 - Quarter 4	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate and		Processing	Processing	Corporate and
	Services	Services	Other	Total	Services	Services	Other	Total

Processing and services revenue	598,576	405,313	(320)	1,003,569	302,690	405,313	(320)	707,683
Cost of revenues	455,542	229,504	—	685,046	232,408	229,504	—	461,912

Gross profit	143,034	175,809	(320)	318,523	70,282	175,809	(320)	245,771
Selling, general and admin costs	44,480	63,062	29,542	137,084	23,873	63,062	22,767	109,702
Research development costs	19,172	8,542	—	27,714	19,172	8,542	—	27,714

Operating income	79,382	104,205	(29,862)	153,725	27,237	104,205	(23,087)	108,355
Depreciation and amortization	74,328	35,358	2,142	111,828	40,522	35,358	1,872	77,752

EBITDA	153,710	139,563	(27,720)	265,553	67,759	139,563	(21,215)	186,107

2005 - Full Year	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate and		Processing	Processing	Corporate and
	Services	Services	Other	Total	Services	Services	Other	Total

Processing and services revenue	2,325,571	1,562,161	(4,506)	3,883,226	1,208,430	1,562,161	(4,506)	2,766,085
Cost of revenues	1,778,630	889,161	—	2,667,791	904,124	889,161	—	1,793,285

Gross profit	546,941	673,000	(4,506)	1,215,435	304,306	673,000	(4,506)	972,800
Selling, general and admin costs	186,098	234,655	126,074	546,827	94,889	234,655	93,079	422,623
Research development costs	85,702	27,796	—	113,498	85,702	27,796	—	113,498

Operating income	275,141	410,549	(130,580)	555,110	123,715	410,549	(97,585)	436,679
Depreciation and amortization	283,483	144,593	7,389	435,465	148,850	144,593	6,195	299,638

EBITDA	558,624	555,142	(123,191)	990,575	272,565	555,142	(91,390)	736,317